EXHIBIT 23.1




               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNANTS



As  independent   certified  public  accountants,   we  hereby  consent  to  the
incorporation of our report included in this Form 10-K, into Steiner Leisure Limited's previously filed Form S-8 Registration Statement File No. 333-39927.



ARTHUR ANDERSEN LLP

Miami, Florida,
   March 27, 1998.